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                                                                    EXHIBIT 10.1

                      THIRD AMENDMENT TO LICENSE AGREEMENT

     This Amendment to License Agreement ("Amendment") is entered into as of August 26, 2002, by and between BUKWANG PHARM. CO., LTD., with its principal offices at 398-01, Daebang-Dong, Dongjak-Ku, Seoul 156-811, Korea ("Bukwang") and TRIANGLE PHARMACEUTICALS, INC., with its principal offices located at 4 University Place, 4611 University Drive, Durham, North Carolina 27707 ("Triangle") and amends certain terms of that certain License Agreement, dated as of February 27, 1998, between Bukwang and Triangle, as amended April 1, 1999 and September 5, 2000 (the "Agreement"). Capitalized terms not defined herein shall have the meanings given them in the Agreement.

                                    RECITALS

     A. Bukwang and Triangle have previously entered into the Agreement, pursuant to which Bukwang has licensed certain patent rights and know-how to Triangle relating to a compound known as L-FMAU (also known as clevudine).

     B. Triangle has certain diligence obligations with respect to the clinical development of a Licensed Product.

     C. Bukwang and Triangle desire to amend and clarify certain terms of the Agreement relating to milestone payments and diligence obligations and the calculation of Net Sales.

     NOW, THEREFORE, for good and valuable consideration, Triangle and Bukwang hereby agree as follows:

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          1.   AMENDMENTS. The Agreement is hereby amended as follows:

          (a) Section 1.23. Delete Section 1.22 and replace it with the following:

               "NDA" shall mean a New Drug Application or its equivalent filed in the U.S., China, Japan, Taiwan or, in the case of Europe, with the European Agency for the Evaluation of Medicinal Products."

          (b) SECTION 1.24. Delete Section 1.24 and replace it with the following:

               "'Net Sales' of Licensed Products which contain as their active ingredients one or more Compounds and other compounds (a 'Combination Product') shall mean the portion of the gross sales price of such Combination Product attributable to the Compounds contained therein, billed by Triangle, its Affiliates or sublicensees to independent customers, including any consideration received, directly or indirectly, from such customers in respect of the sale, distribution or transfer of Licensed Products, less all the allowances, adjustments, reductions, discounts, taxes, duties, rebates and other items referred to in Section 1.23. The "portion of the gross sales price of such Combination Product attributable to the Compounds contained therein" shall be determined on a country-by-country basis and shall mean, in each country, the average gross sales price per gram of a Compound in the most comparable stock keeping unit of a Licensed Product having a Compound as the sole active ingredient in that country multiplied by the total number of grams of Compound contained in the Combination Product billed in that country during such royalty period.

               In the event that a Combination Product containing a Compound and one other active ingredient is sold in a country before a Licensed Product containing only one or more Compounds is sold in that country, the portion of gross sales price of such Combination Product attributable to Compounds until a Licensed Product containing only one or more Compounds as active ingredients is sold in that country shall be *** percent. In the event that a Combination Product containing a Compound and two or more other compounds as active ingredients is sold in a country before a Licensed Product containing only one or more Compounds is sold in that country, the portion of gross sales price of such Combination products attributable to Compounds until a Licensed Product containing only one or more Compounds as active ingredients is sold in that country shall be the percentage determined by ***.

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               In the event that Triangle or its Affiliates or sublicensees distribute any Licensed Products to a third party for non-monetary consideration (e.g. barter or exchange), such distribution shall be considered a sale for accounting and royalty purposes. Net Sales for any such distributions shall be determined on a country-by-country basis and shall be the average price of 'arm's length' sales by Triangle or its Affiliates or sublicensees in such country in the Territory during the royalty period in which such sale occurs or, if no such 'arm's length' sales occurred in such country in the Territory during such royalty period, during the last royalty period in which such 'arm's length' sales occurred. If no 'arm's length' sales have occurred in a particular country in the Territory, Net Sales for any such distributions in such country in the Territory, shall be the average price of 'arm's length' sales in all countries in the Territory during such royalty period."

          (c) SECTION 1.25. Delete Section 1.25 and replace it with the following:

               "'Phase II Completion Date' shall mean sixty (60) days after the completion of statistical analyses of the final results of those Phase II clinical trials which Triangle considers reasonably necessary for purposes of inclusion in an NDA for approval of a Licensed Product for HBV. As used in the preceding sentence, 'Phase II clinical trials' shall mean those well-controlled clinical trials sponsored by Triangle or Bukwang, the primary objective of which is to ascertain additional data regarding the safety and tolerance of a Licensed Product and preliminary data regarding such Licensed Product's antiviral effects against HBV."

          (d) SECTION 1.26. Delete Section 1.26 and replace it with the following:

               "'Phase III Completion Date' shall mean sixty (60) days after the completion of statistical analyses of the final results of those
          Phase III clinical trials which Triangle considers reasonably necessary for purposes of inclusion in an NDA for approval of a Licensed Product for HBV. As used in the preceding sentence, 'Phase III clinical trials' shall mean those well-controlled clinical trials sponsored by Triangle or Bukwang, the primary objective of which is to ascertain definitive safety data and efficacy data regarding such Licensed Product's antiviral effects against HBV sufficient to support an NDA.

          (e)  SECTION 3.2.

               (i)  Delete Section 3.2(a)(vi) and replace it with the following:

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               "(vi) ***

               (ii) Add the following after the Milestone and Milestone Payment chart in Section 3.2(a):

               "(1) If the Milestone Payment identified in item (iii) above has not been paid by *** and Triangle has not given notice of termination of this Agreement prior to such date, Triangle will pay Bukwang *** , such amount to be credited against the Milestone Payment due on ***.

               (2) The balance *** of the Milestone Payment due on *** shall be paid to Bukwang upon the first to occur of *** or *** .

               (3) If the Milestone Payment identified in item (iv) above has not been paid by *** and Triangle has not given notice of termination of this Agreement prior to such date, Triangle will pay Bukwang *** , such amount to be credited against the Milestone Payment due on *** .

               (4) The balance *** of the Milestone Payment due on ***shall be paid to Bukwang upon the first to occur of *** or ***."

          (f) SUBSECTIONS 6.2(a)(i) AND 6.2(a)(ii). Delete Subsections 6.2(a)(i) and 6.2(a)(ii) and replace them as follows:

                    "(i) files what it reasonably believes to be a complete NDA for a Licensed Product for HBV within *** after the Effective Date; provided, however, said *** period shall be subject to up to *** extensions of *** each, at Triangle's election, by payment to Bukwang of a sum of *** for each *** extensions, *** for each *** extensions and *** for each *** extensions; and"

                    "(ii) "files an NDA for a Licensed Product containing the
               Compound as its sole active ingredient no later than the same time as Triangle files an NDA for a Combination Product; and"

          (f) SUBSECTION 6.2(a)(iii). A new Subsection 6.2(a)(iii) shall be inserted as follows:

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                    "(iii) commercially introduces, or causes its Affiliates or sublicensees to commercially introduce, any Licensed Product (including any Licensed Product containing the Compound as its sole active ingredient) approved in any country in which an NDA has been filed within *** of Registration of such Licensed Product in such country."

          (g) SECTION 7.3. Delete the word "and" at the end of Subsection 7.3(b). Delete the period at the end of Subsection 7.3(c) and insert "; and" and add the following Subsection 7.3(d):

               "(d) evaluating all preclinical and clinical data in order to assess the optimal dose of Licensed Products containing the Compound as its sole active ingredient or containing the Compound as one active ingredient in Combination Product to be used in Phase III clinical studies to support Registration of Licensed Products."

     2. GENERAL TERMS. The Agreement, as amended by this Amendment, constitutes the entire agreement between Bukwang and Triangle or regarding the subject matters contained therein and herein. In the event of any conflict between the provisions of the Agreement and this Amendment, the provisions of this Amendment shall govern and control. This Amendment shall be governed by, and construed in accordance with, the laws of the State of Georgia without regard to its conflicts of laws principles. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument. If any provision of this Amendment is for any reason held to be ineffective, unenforceable or illegal, such condition shall not affect the validity or enforceability of any of the remaining portions hereof; provided, further, that the parties shall negotiate in good faith to replace any ineffective, unenforceable or illegal provision with an effective replacement as soon as is practical.

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     IN WITNESS WHEREOF, Bukwang and Triangle have each executed this Amendment through an authorized officer as of the date written below.

                                         BUKWANG PHARM. CO., LTD.

                                         By:    /s/ S.K. Lee
                                                ------------------------------
                                         Its:   Executive Managing Director
                                                ------------------------------
                                         Date:  August 27, 2002
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                                         TRIANGLE PHARMACEUTICALS, INC.

                                         By:    /s/ R. Andrew Finkle
                                                ------------------------------
                                         Its:   Executive Vice President
                                                ------------------------------
                                         Date:  August 26, 2002
                                                ------------------------------

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